AAL Variable Product Series Fund, Inc.
LB Series Fund, Inc.
AAL Variable Annuity Account I
AAL Variable Annuity Account II
LB Variable Annuity Account I
LB Variable Insurance Account I
LBVIP Variable Annuity Account I
LBVIP Variable Insurance Account
LBVIP Variable Insurance Account II
Thrivent Variable Annuity Account I
Thrivent Variable Life Account I

Supplement to Prospectuses dated April 30, 2003

Thrivent Variable Life Account I

Supplement to Prospectus dated December 31, 2003

Small Cap Stock Portfolio

Christopher J. Serra, CFA will serve as portfolio manager of the Small Cap Stock Portfolio. Mr. Serra also serves as portfolio manager of the Thrivent Small Cap Stock Portfolio a series of an affiliated mutual fund group. Mr. Serra has served as the portfolio manager to the Small Cap Value Fund and Small Cap Value Portfolio from 2001 to 2004. From 1999 to 2001 Mr. Serra was the assistant portfolio manager of The AAL Small Cap Stock Fund. From 1998 to 1999 Mr. Serra served as senior equity analyst for Thrivent Financial.

Mid Cap Stock Portfolio

Brian J. Flanagan, CFA and John E. Hintz, CFA will serve as portfolio co-managers of the Mid Cap Stock Portfolio.

Brian J. Flanagan, CFA will serve as portfolio co-manager of the Mid Cap Stock Portfolio. Mr. Flanagan has served as the portfolio co-manager of the Technology Stock Fund since 2000. Mr. Flanagan also serves as portfolio manager of the Thrivent Technology Stock Portfolio, Technology Stock Portfolio, and the Mid Cap Stock Fund each a series of an affiliated mutual fund group. Mr. Flanagan has been with Thrivent Financial since 1996.

John E. Hintz, CFA will serve as portfolio co-manager of the Mid Cap Stock Portfolio. Mr. Hintz also co-manages the Mid Cap Stock Fund a series of an affiliated mutual fund group. Mr. Hintz has served as Director of Research with Thrivent Financial since 2001. Mr. Hintz was an Equity Analyst from 1997 to 2001.

The date of this Supplement is February 13, 2004.

Please include this Supplement with your Prospectus.